SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report: September 3, 2003
(Date of earliest event reported)

THOMAS & BETTS CORPORATION

(Exact name of registrant as specified in its charter)

TENNESSEE
(State of incorporation or organization)

1-4682
(Commission File Number)

22-1326940
(I.R.S. Employer Identification No.)

8155 T&B Boulevard Memphis, Tennessee (Address of principal executive offices)	38125 (Zip Code)

Registrant’s Telephone Number, Including Area Code:
(901) 252-5000

Item 8 Change in Fiscal Year
SIGNATURE

Item 8    Change in Fiscal Year

On September 3, 2003, the Board of Directors of Thomas & Betts Corporation (the “Registrant” and the “Corporation”) changed the Corporation’s fiscal year from the Sunday closest to the end of the calendar year to December 31.

The report covering the transition period will be filed on the Corporation’s Annual Report on Form 10-K for the fiscal year ended December 31, 2003.

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SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

THOMAS & BETTS CORPORATION (Registrant)

By:	/s/ JOHN P. MURPHY

John P. Murphy
Senior Vice President and
Chief Financial Officer

Date: September 18, 2003

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